UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2010

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iMergent, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-32277	87-0591719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1615 South 52nd Street, Tempe, AZ  85281
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (623) 242-5959

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On December 20, 2010, the board of directors of iMergent, Inc. (the “Company”) declared a quarterly dividend of $0.02 per share on the Company’s common stock. The dividend is payable on January 7, 2011 to stockholders of record at the close of business on December 30, 2010.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release entitled “iMergent Announces Quarterly Dividend”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMergent, Inc

Date: December 20, 2010	By:	/s/ Jonathan Erickson
Jonathan Erickson
Chief Financial Officer